                                   AMENDMENT,
                             DATED NOVEMBER 5, 2001,
                                       TO
                                SERVICE AGREEMENT
                           BETWEEN RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED SEPTEMBER 25, 1996,
                                   AS AMENDED

                                  AMENDMENT TO

                                SERVICE AGREEMENT

                                     BETWEEN

                               RYDEX SERIES FUNDS

                                       AND

                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Service Agreement between the Trust and the Servicer, and is hereby incorporated into and made a part of the Service Agreement:

           Section 4 of the Service Agreement is amended, effective November 5, 2001, to read as follows:

           "As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                    The Rydex U.S. Government Bond Fund
                    -----------------------------------

                          0.20% of Assets

                    The Rydex U.S. Government Money Market Fund
                    -------------------------------------------

                          0.20% of Assets

                    The Nova Fund
                    -------------

                          0.25% of Assets

                    The Ursa Fund
                    -------------

                          0.25% of Assets

                    The Arktos Fund
                    ---------------

                          0.25% of Assets

                    The Juno Fund
                    -------------

                          0.25% of Assets

                    The Nova Master Fund
                    --------------------
                          0.0% of Assets

                    The OTC Master Fund
                    -------------------

                          0.0% of Assets

                    The Ursa Master Fund
                    --------------------

                          0.0% of Assets

                    The Arktos Master Fund
                    ----------------------

                          0.0% of Assets

                    The Juno Master Fund
                    --------------------

                          0.0% of Assets

                    The Medius Master Fund
                    ----------------------

                          0.0% of Assets

                    The Utilities Master Fund
                    -------------------------

                          0.0% of Assets

                    The Rydex OTC Fund
                    ------------------

                          0.20% of Assets

                    The Large-Cap Europe Fund
                    -------------------------

                          0.25% of Assets

                    The Large-Cap Japan Fund
                    ------------------------

                          0.25% of Assets

                    The Mekros Fund
                    ---------------

                          0.25% of Assets

                    The Medius Fund
                    ---------------

                          0.25% of Assets

                    THE ALL-CAP VALUE FUND
                    ----------------------

                          0.25% OF ASSETS

                    The Rydex Banking Fund
                    ----------------------

                          0.25% of Assets

                    The Rydex Basic Materials Fund
                    ------------------------------

                          0.25% of Assets

                    The Rydex Biotechnology Fund
                    ----------------------------

                          0.25% of Assets

                    The Rydex Consumer Products Fund
                    --------------------------------

                          0.25% of Assets

                    The Rydex Electronics Fund
                    --------------------------

                          0.25% of Assets

                    The Rydex Energy Fund
                    ---------------------

                          0.25% of Assets

                    The Rydex Energy Service Fund
                    -----------------------------

                          0.25% of Assets

                    The Rydex Financial Services Fund
                    ---------------------------------

                          0.25% of Assets

                    The Rydex Health Care Fund
                    --------------------------

                          0.25% of Assets

                    The Rydex Internet Fund
                    -----------------------

                          0.25% of Assets

                    The Rydex Leisure Fund
                    ----------------------

                          0.25% of Assets

                    The Rydex Precious Metals Fund
                    ------------------------------

                          0.20% of Assets

                    The Real Estate Fund
                    --------------------

                          0.25% of Assets

                    The Rydex Retailing Fund
                    ------------------------

                          0.25% of Assets

                    The Rydex Technology Fund
                    -------------------------

                          0.25% of Assets

                    THE SECTOR ROTATION FUND
                    ------------------------

                          0.25% OF ASSETS

                    The Rydex Telecommunications Fund
                    ---------------------------------

                          0.25% of Assets

                    The Rydex Transportation Fund
                    -----------------------------

                          0.25% of Assets

                    The Rydex Utilities Fund
                    ------------------------

                          0.25% of Assets

                    ADDITIONS and [DELETIONS] are noted in BOLD.


In the event that this Agreement commences on a date other than on the beginning of any calendar month, or if this Agreement terminates on a date other than the end of any calendar month, the fees payable hereunder by the Trust shall be proportionately reduced according to the number of days during such month that services were not rendered hereunder by the Servicer."

Section 13 of the Service Agreement is amended, effective November 5, 2001, to read as follows:

a. Communications to the Servicer from the Trust of the Board shall be addressed to:

       Rydex Fund Services
       9601 Blackwell Road,
       Suite 500
       Rockville, MD 20850

b.     Communications from the Servicer to the Trust shall be addressed to

       Rydex Series Funds
       9601 Blackwell Road,
       Suite 500
       Rockville, MD 20850

c. In the event of a change of address, communications will be addressed to such new address as designated in a written notice from the Trust of the Servicer, as the case may be. All communications addressed in the above manner and by registered mail or delivered by hand will be sufficient under this Agreement.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 5th day of November 2001.


                                          RYDEX SERIES FUNDS

                                          /s/ Albert P. Viragh, Jr.
                                          -------------------------------
                                          By:    Albert P. Viragh, Jr.
                                          Title: President


                                          RYDEX FUND SERVICES, INC.

                                          /s/ Albert P. Viragh, Jr.
                                          -------------------------------
                                          By:    Albert P. Viragh, Jr.
                                          Title: President